Debt	12 Months Ended
Dec. 31, 2010
Notes To The Financial Statements [Abstract]
Debt

NOTE 12 DEBT

Revolving Credit Facilities

Prior to December 17, 2010, TDS had a $400 million revolving credit facility available for general corporate purposes. On December 17, 2010, TDS entered into a new $400 million revolving credit agreement with certain lenders and other parties. As a result, TDS' $400 million revolving credit agreement due to expire in June 2012, was terminated on December 17, 2010. The new revolving credit agreement is due to expire in December 2015. Amounts under the new revolving credit facility may be borrowed, repaid and reborrowed from time to time from and after December 17, 2010 until maturity in December 2015.

At December 31, 2010, TDS had no outstanding borrowings and $0.2 million of outstanding letters of credit under the new revolving credit facility, leaving $399.8 million available for use. Borrowings under the new revolving credit facility bear interest at the London InterBank Offered Rate (“LIBOR”) (or, at TDS' option, an alternate “Base Rate” as defined in the revolving credit agreement) plus a contractual spread based on TDS' credit rating. TDS may select borrowing periods of either one, two, three or six months (or other period of twelve months or less requested by TDS if approved by the lenders). At December 31, 2010, the one-month LIBOR was 0.26% and the contractual spread was 200 basis points. If TDS provides less than three business days notice of intent to borrow, interest on borrowings is at the Base Rate plus the contractual spread. The new revolving credit facility required TDS to pay fees at an aggregate rate of 0.8% of the total $400 million facility in 2010. Total fees recognized under the new and previous TDS revolving credit facilities were $4.8 million, $7.0 million and $1.5 million in 2010, 2009 and 2008, respectively.

Prior to December 17, 2010, U.S. Cellular had a $300 million revolving credit facility available for working capital, acquisitions and other corporate purposes and to refinance any existing debt of U.S. Cellular. On December 17, 2010, U.S. Cellular entered into a new $300 million revolving credit agreement with certain lenders and other parties. The new revolving credit agreement is due to expire in December 2015. As a result, U.S. Cellular's $300 million revolving credit agreement due to expire in June 2012, was terminated on December 17, 2010. Amounts under the new revolving credit facility may be borrowed, repaid and reborrowed from time to time from and after December 17, 2010 until maturity in December 2015.

At December 31, 2010, U.S. Cellular had no outstanding borrowings and $0.2 million of outstanding letters of credit under the new revolving credit facility, leaving $299.8 million available for use. Borrowings under the new revolving credit facility bear interest at the LIBOR (or, at U.S. Cellular's option, an alternate “Base Rate” as defined in the revolving credit agreement) plus a contractual spread based on U.S. Cellular's credit rating. U.S. Cellular may select borrowing periods of either one, two, three or six months (or other period of twelve months or less requested by U.S. Cellular if approved by the lenders). At December 31, 2010, the one-month LIBOR was 0.26% and the contractual spread was 200 basis points. If U.S. Cellular provides less than three business days notice of intent to borrow, interest on borrowings is at the Base Rate plus the contractual spread. The new revolving credit facility required U.S. Cellular to pay fees at an aggregate rate of 0.9% of the total $300 million facility in 2010. Total fees recognized under the new and previous U.S. Cellular revolving credit facilities were $3.8 million, $5.9 million and $1.7 million in 2010, 2009 and 2008, respectively.

Neither TDS nor U.S. Cellular borrowed against the revolving credit facilities in 2010 or 2009.

TDS' and U.S. Cellular's interest cost on their new revolving credit facilities is subject to increase if their current credit ratings from Standard & Poor's Rating Services, Moody's Investors Service or Fitch Ratings are lowered, and is subject to decrease if the ratings are raised. The new credit facilities would not cease to be available nor would the maturity date accelerate solely as a result of a downgrade in TDS' or U.S. Cellular's credit rating. However, a downgrade in TDS' or U.S. Cellular's credit rating could adversely affect their ability to renew the credit facilities or obtain access to other credit facilities in the future.

The new revolving credit facilities have commitment fees based on the senior unsecured debt ratings assigned to TDS and U.S. Cellular by certain ratings agencies. The range of the commitment fees is 0.20% to 0.45% of the unused portions of the revolving credit facilities.

At December 31, 2010, TDS has recorded $9.8 million of issuance costs related to the new and previous revolving credit facilities which is included in Other assets and deferred charges in the Consolidated Balance Sheet. Of this amount, $4.9 million relates to obtaining the new credit facilities in 2010, and $4.9 million relates to the previous credit facilities. These amounts will be amortized on a straight-line basis over the five-year term of the new revolving credit facilities.

The maturity date of any borrowings under the new TDS and U.S. Cellular revolving credit facilities would accelerate in the event of a change in control.

The continued availability of the new revolving credit facilities requires TDS and U.S. Cellular to comply with certain negative and affirmative covenants, maintain certain financial ratios and make representations regarding certain matters at the time of each borrowing. TDS and U.S. Cellular believe they were in compliance as of December 31, 2010 with all covenants and other requirements set forth in the new revolving credit facilities.

In connection with U.S. Cellular's new revolving credit facility, TDS and U.S. Cellular entered into a subordination agreement dated December 17, 2010 together with the administrative agent for the lenders under U.S. Cellular's new revolving credit agreement. Pursuant to this subordination agreement, (a) any consolidated funded indebtedness from U.S. Cellular to TDS will be unsecured and (b) any (i) consolidated funded indebtedness from U.S. Cellular to TDS (other than “refinancing indebtedness” as defined in the subordination agreement) in excess of $105,000,000, and (ii) refinancing indebtedness in excess of $250,000,000, will be subordinated and made junior in right of payment to the prior payment in full of obligations to the lenders under U.S. Cellular's new revolving credit agreement. As of December 31, 2010, U.S. Cellular had no outstanding consolidated funded indebtedness or refinancing indebtedness that was subordinated to the new revolving credit agreement pursuant to the subordination agreement.

Long-Term Debt

Long-term debt at December 31, 2010 and 2009 was as follows:

December 31,	2010	2009
(Dollars in thousands)
Telephone and Data Systems, Inc. (Parent):
6.625% senior notes, maturing 2045	$116,250	$116,250
6.875% senior notes, maturing 2059	225,000	—
7.6% Series A notes, maturing in 2041	282,500	500,000
Purchase contracts, averaging 6.0%, due through 2021	1,097	1,097
Total Parent	624,847	617,347
Subsidiaries:
U.S. Cellular -
6.7% senior notes maturing in 2033	544,000	544,000
Unamortized discount	(10,343)	(10,798)
	533,657	533,202
7.5% senior notes, maturing in 2034	330,000	330,000
Obligation on capital leases	4,385	4,396
TDS Telecom -
Rural Utilities Service ("RUS") and other notes	2,283	2,671
Other Subsidiaries -
Long-term notes, 2.7% to 10.6%, due through 2012	6,008	7,149
Obligation on capital leases	393	652
Total Subsidiaries	876,726	878,070
Total long-term debt	1,501,573	1,495,417
Less: Current portion of long-term debt	1,711	2,509
Total long-term debt excluding current portion	$1,499,862	$1,492,908

Telephone and Data Systems, Inc. (Parent)

The unsecured 6.625% senior notes, issued in 2005, are due March 31, 2045. Interest on the notes is payable quarterly. TDS may redeem the notes, in whole or in part, at any time on or after March 31, 2010, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest.

The unsecured 6.875% senior notes, issued in 2010, are due November 15, 2059. Interest on the notes is payable quarterly. TDS may redeem the notes, in whole or in part, at any time on or after November 15, 2015, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest. Capitalized debt issuance costs totaled $7.6 million and will be amortized over the life of the notes. Such issuance costs are included in Other assets and deferred charges (a long-term asset account).

The unsecured 7.6% Series A notes, issued in 2001, are due December 1, 2041. Interest is payable quarterly. The notes are redeemable by TDS at any time at 100% of the principal amount plus accrued and unpaid interest. TDS initially issued $500 million of such notes in 2001. TDS used the net proceeds from the issuance of the 6.875% senior notes to redeem $217.5 million of its unsecured 7.6% Series A notes on December 27, 2010 at a redemption price equal to 100% of the principal plus accrued and unpaid interest to the redemption date. As a result, $282.5 million of such unsecured 7.6% Series A notes remained outstanding on December 31, 2010. This redemption required TDS to write-off $5.6 million of previously capitalized debt issuance costs related to the 7.6% Series A notes, and recognize interest expense for this same amount in 2010. Such remaining issuance costs are included in Other assets and deferred charges.

Subsidiaries—U.S. Cellular

The unsecured 6.7% senior notes are due December 15, 2033. Interest is payable semi-annually. U.S. Cellular may redeem the notes, in whole or in part, at any time prior to maturity at a redemption price equal to the greater of (a) 100% of the principal amount of such notes, plus accrued and unpaid interest, or (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 30 basis points.

The unsecured 7.5% senior notes are due June 15, 2034. Interest on the notes is payable quarterly. U.S. Cellular may redeem the notes, in whole or in part, at any time on or after June 17, 2009, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest.

Consolidated

The annual requirements for principal payments on long-term debt are approximately $1.7 million, $5.1 million, $0.5 million, $0.4 million, $1.8 million for the years 2011 through 2015, respectively.

The covenants associated with TDS and its subsidiaries' long-term debt obligations, among other things, restrict TDS' ability, subject to certain exclusions, to incur additional liens; enter into sale and leaseback transactions; and sell, consolidate or merge assets.